UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2011

World Energy Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34289	04-3474959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

446 Main Street Worcester, Massachusetts	01608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 459-8100

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

  On October 31, 2011, World Energy Solutions, Inc. (the “Company”) acquired substantially all of the assets and certain obligations of GSE Consulting, LP (“GSE”) pursuant to an Asset Purchase Agreement (the “Agreement”) between the Company, GSE, Glenwood Energy Partners, Ltd. and Gulf States Energy, Inc. GSE is a Texas based energy management and procurement company. The purchase price is $8.6 million, consisting of $3.9 million cash, $1.5 million payoff of debt, and 1.0 million shares of common stock of the Company, valued at $3.2 million based on the NASDAQ consolidated closing bid price on October 28, 2011. GSE may earn up to an additional $4.5 million earn-out payable in cash based on the achievement of certain annualized new booking and renewal rate targets. A press release describing the acquisition is attached as Exhibit 99.1.

Item 2.01 Completion of Acquisition or Disposition of Assets

The Company refers to Item 1.01 above, “Entry into a Material Definitive Agreement,” and incorporates the contents of that section herein, as if fully set forth under this Section 2.01.

Item 3.02     Unregistered Sales of Equity Securities

The Company refers to Item 1.01 above, “Entry into a Material Definitive Agreement,” and incorporates the contents of that section herein, as if fully set forth under this Section 3.02. The Company issued at closing to GSE or its designee 1.0 million shares, at a purchase price of $3.21 per share (based on the NASDAQ consolidated closing bid price on October 28, 2011), which equals 9.2% of the current issued and outstanding shares of common stock of the Company. The issuance of the shares of Common Stock was exempt from registration pursuant to the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, inasmuch as it was not a public offering since no general solicitation or advertising of any kind was used in connection with the issuance and there was only limited recipients, who are knowledgeable accredited investors who understand the investment risks.

Item 9.01.        Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required to be filed by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Financial Statements of Business Acquired.

The financial statements required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ENERGY SOLUTIONS, INC.

Date: November 1, 2011	By:	/s/ James Parslow
Chief Financial Officer

EXHIBIT INDEX

Exhibit                  Description

10.1	Asset Purchase Agreement dated October 31, 2011 by and among the Company, GSE Consulting, LP, Glenwood Energy Partners, Ltd. and Gulf States Energy, Inc.

99.1	Press release dated November 1, 2011